SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) December 11, 1997


                       CONTISECURITIES ASSET FUNDING CORP.
             (Exact name of registrant as specified in its charter)


 DELAWARE                             333-19427                 13-2937238
(State or other jurisdiction      (Commission                 (IRS Employer
 of incorporation)                 File Number)                ID Number)


277 PARK AVENUE, NEW YORK, NEW YORK                         10172
 (Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number, including area code:    (212) 207-2840


                                      N/A
          (Former name or former address, if changed since last report)

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  Item 5.     OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS AND CONSENT OF INDEPENDENT ACCOUNTANTS.

          This Current Report on Form 8-K is being filed to file a copy of the Final Computational Materials (as defined below) prepared by Greenwich Capital Markets, Inc.as an underwriter, in connection with the issuance by ContiMortgage Home Equity Loan Trust 1997-5 of Home Equity Loan Pass-Through Certificates, Series 1997-5. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

   Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  Computational Materials

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CONTISECURITIES ASSET FUNDING CORP.,
                                   as Depositor


                                   By:/s/    Jerome M. Perelson
                                      Name:  Jerome M. Perelson
                                      Title: Authorized Signatory


Dated: December 11, 1997

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                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE

99.1                          Computational Materials